Summary Prospectus of

► MoA Funds
MoA International Fund
May 1, 2026
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at moafunds.com/resources#docs-funddocs. You can also get this information at no cost by calling 800.914.8716 or by sending an e-mail request to moafunds@dfinsolutions.com. The Fund’s current statutory prospectus and statement of additional information, both dated May 1, 2026, (each as supplemented or revised from time to time), are incorporated by reference into this summary prospectus.
Investment Objective. The Fund seeks capital appreciation.
Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy, hold and sell Fund shares. For investments through an insurance company separate account, note that the expenses shown do not include Separate Account expenses or variable contract expenses which would increase costs if included.
Shareholder Fees (fees paid directly from your investment)	0.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.07%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	0.48%

1
Acquired Fund Fees and Expenses ("AFFEs") reflect fees and expenses incurred indirectly by the Fund through its investments in the underlying Funds. The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund’s “Financial Highlights” that include only the Fund’s direct operating expenses and not AFFEs.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes: (a) that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods, (b) a 5% return each year and (c) operating expenses remain the same. For investments through an insurance company separate account, note that the expenses shown do not include Separate Account expenses or variable contract expenses which would increase costs if included. Although your actual costs may be higher or lower, your cost based on these assumptions would be:
1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recently completed fiscal year, the Fund’s portfolio turnover rate was 22.34% of the average value of its portfolio.

Principal Investment Strategies. Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested, directly or indirectly, in stocks of large and mid-cap companies in developed market countries located outside the United States and Canada represented in the Morgan Stanley Capital International, Inc. Europe, Australasia, and Far East Index (the “MSCI EAFE Index”) through the purchase of such stocks directly, through exchange traded funds (or futures) designed to track the MSCI EAFE Index, and/or through American Depository Receipts (“ADRs”). The Fund may not, however, invest in all of the countries represented in the MSCI EAFE Index or all of the companies within a country represented in the MSCI EAFE Index, or in the same weightings as in the MSCI EAFE Index. The Fund may invest in securities and/or exchange traded funds that invest in countries or securities that may not be included in the MSCI EAFE Index.
In selecting individual stocks, the Fund will invest primarily in a diversified universe of companies included in the MSCI EAFE Index that Mutual of America Capital Management LLC (the “Adviser”) believes to possess the potential for capital appreciation. The Adviser will primarily use multi-factor models to identify stocks and/or ADRs of foreign companies that have the potential to outperform their peers based on criteria such as more attractive valuations and/or fundamentals. The Adviser will sell securities when more attractive alternatives are found, or when it is necessary to bring sector and/or country weights back within desired ranges relative to the benchmark.
Principal Investment Risks. As with any mutual fund, loss of money is a risk of investing in the Fund. Additionally, an investment in the Fund is subject to the following risks which are described in more detail in the Prospectus.
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General risk: The Fund may not achieve its investment objective. An investment in the Fund could decline in value, and you could lose money by investing in the Fund.
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Market risk: The risk that prices of securities will go down because of the interplay of market forces, which may affect a single issuer, industry or sector of the economy or may affect the market as a whole. Events such as economic recession, war, acts of terrorism, social unrest, natural disasters, public health emergencies and other unforeseen events could also significantly impact issuers, economies and markets generally.
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Active Management risk: The portfolio manager’s judgments about the attractiveness, value or potential appreciation of the Fund’s investments may prove to be incorrect. The Fund could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies if the Fund’s overall investment selections or strategies fail to produce the intended results.
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Company risk: The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition.
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Large Cap risk: Larger, more established companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies.
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Mid-Cap risk: Mid-cap stocks experience more market risk and sharper price fluctuations than for large-cap stocks due to the fact that the earnings of mid-size companies tend to be less predictable and the stocks are traded less frequently. At times it may be difficult for a Fund to sell mid-cap stocks at reasonable prices.
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Stock risk: The value of your investment will go up or down, depending on, among other things, movements in the stock markets. The investment results may be better or worse than the results for the stock markets taken as a whole, or than the results of other funds that invest in the same types of securities.

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Foreign Investment risk: Foreign markets are subject to the risk of change in currency or exchange rates, economic and political trends in foreign countries, less liquidity, more volatility, more difficulty in enforcing contractual obligations, higher transaction costs and less government supervision and other reporting regulations and requirements than domestic markets. Foreign investment risks are greater in emerging markets than in developed markets. Domestic equities indices could outperform the MSCI EAFE Index for periods of time.
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Eurozone Investment risk: The United Kingdom’s recent departure from the European Union, commonly known as “Brexit,” may have significant political and financial consequences for Eurozone markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the United Kingdom.
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Depositary Receipts risk: The Fund may invest in securities of foreign issuers in the form of depositary receipts, including ADRs, some of which are not obligated to disclose material information. Depositary Receipts are also generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
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ETF risk: ETFs generally invest substantially all of their assets in securities and are traded on stock exchanges. Their net asset values may differ from the prices of the ETF shares offered on the exchanges.
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Trading Risk: ETF shares are listed on exchanges for which there can be no assurance that they will maintain the listing. Also there is no assurance that an active trading market will develop, creating illiquidity and resulting in price volatility. The market price of an ETF may trade at a premium or discount to its net asset value. Trading in ETFs may be halted because of market conditions or extraordinary market volatility.
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Investment Company Risk: The cost of investing in the Fund is higher because in addition to the Fund’s direct fees and expenses, it also indirectly bears fees and expenses charged by the underlying ETFs. The underlying ETFs may change their investment objectives or policies without the approval of the Fund, causing the Fund to withdraw its investment at a possibly inopportune time.
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Leveraging Risk: ETFs may borrow money or otherwise leverage their holdings by investing in collateral from securities loans and by borrowing money to meet redemption requests. This leveraging results in more volatility and a compounding of all other risks.
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Passive Investment Risk: Many ETFs are not actively managed; rather the underlying ETF invests in securities that represent its underlying Index, regardless of its investment merit or market trends. Also, an underlying ETF is more susceptible to declines in the market because the underlying ETFs generally do not change their investment strategies to respond to changes in the economy.
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Tracking Error Risk: Imperfect correlation between the securities of an ETF and those in the Index it intends to track, rounding of prices, changes to the indices and regulatory policies may cause the performance of an ETF to not match the performance of its Index.
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Valuation Risk: An underlying ETF may value certain securities at higher prices than the prices at which it can sell them.
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Models and Data risk: Quantitative models or related data used in managing the Fund may fail to identify profitable opportunities. In addition, failures to properly gather, organize, and analyze large amounts of data or errors in a model or data, or in the application of such models, may result in, among other things, execution and investment allocation failures and investment losses. For example, the models may incorrectly identify opportunities or data used in the construction and application of models may prove to be inaccurate or stale, which may result in misidentified opportunities that may lead to substantial losses for the Fund. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment’s price or performance.
Performance/Annual Return. The bar chart and table below show the average annual returns of the Fund.
Below the bar chart are the Fund’s highest and lowest total returns for any calendar quarter during the period covered by the chart, showing the volatility of the Fund’s total returns. The numbers in parentheses are negative, representing a loss of principal.
The information indicates some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based, unmanaged index for those periods. Prior to January 2022, the Fund had operated principally as a fund-of-funds. In January 2022, the Fund’s principal investment strategies were amended and the Fund began to invest directly in the equity securities of developed market issuers. Consequently, the performance information below may have been different if the current principal investment strategies had been in effect during the period prior to the amendment of the Fund’s principal investment strategies. A fund’s past performance does not necessarily indicate how it will perform in the future.
For investments through an insurance company separate account, note that the total returns and average annual total returns shown do not include charges against the assets of the separate accounts of Mutual of America Life Insurance Company ("Separate Accounts") that purchase Fund shares. If these charges were reflected, returns would be less than those shown.
Updated performance information is available at no cost online at moafunds.com or by calling 800.914.8716.

Best and Worst Performing Quarters
	Quarter/Year	Total Return
Best	Fourth quarter 2022	18.65%
Worst	First quarter 2020	-24.18%
Average Annual Total Returns (for periods ended December 31, 2025)
Fund/Comparative Index(es)	Past One Year	Past Five Years	Past Ten Years
MoA International Fund
Return before taxes	37.20%	11.10%	9.25%
Return after taxes on distributions	36.06%	8.86%	7.53%
Return after taxes on distributions and sales of shares	22.77%	7.92%	6.73%

Fund/Comparative Index(es)	Past One Year	Past Five Years	Past Ten Years
MSCI EAFE Index (Index reflects no deduction for fees and expenses)	31.22%	8.92%	8.18%
Investment Adviser. Mutual of America Capital Management LLC (the “Adviser”) is the investment adviser for the Fund.
Portfolio Managers. Jamie A. Zendel, Executive Vice President of the Adviser, and portfolio manager of the Fund since March 2014, and Eric Lockenvitz, Vice President of the Adviser, and a portfolio manager of the Fund since May 2024, are primarily responsible for the day-to-day management of the Fund.
Purchase and Sale of Fund Shares. Fund shares held directly by investors may be purchased or redeemed by mail to MoA Funds Corporation, PO Box 534499, Pittsburgh, PA 15253-4499 or by telephone by calling the Investment Company’s Customer Service at 800.914.8716. Such investors may purchase shares of the Fund by check or wire. The minimum initial investment in the Fund is $1,000, although the Fund may waive this minimum at its discretion. There is no minimum for subsequent investments. Fund shares may be purchased or redeemed on any day the New York Stock Exchange is open.
For investors whose interest in the Fund is through an insurance company Separate Account, you can purchase or redeem Separate Account units that invest in the Fund either by calling or writing to your Mutual of America Regional Office, which can be found on mutualofamerica.com.
Any minimum initial or subsequent investment requirement for Separate Account Units that invest in the Fund is disclosed in the prospectus for your annuity contract or life insurance policy.
Shares held through a financial intermediary, including in a retirement plan, can be purchased or redeemed through the financial intermediary.
Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Tax Information.
For direct investments into the Funds, distributions you receive from the Fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
For investors whose interest in the Fund is through an insurance company Separate Account, no discussion is included as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of contracts or policies under a Separate Account accessing this Fund, see the prospectus for your contract or policy.

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